JPMorgan Equity Funds

JPMorgan Large Cap Growth Fund

(a series of JPMorgan Trust II)

Select Class, Class A, Class B, Class C and Ultra Share Class

Supplement dated August 15, 2005

to the Equity Prospectuses dated February 19, 2005

Changes to Fund Managers for Large Cap Growth Fund. The following information replaces the text under the heading “The Fund Managers — Large Cap Growth Fund” in the Equity Fund Prospectuses:

JPMorgan Large Cap Growth Fund. Giri Devulapally is the portfolio manager for the JPMorgan Large Cap Growth Fund. Mr. Devulapally is a Vice President of JPMIM which he joined in 2003. Prior to joining JPMIM, Mr. Devulapally worked for T. Rowe Price for six years where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-LCG-805